UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2016

Cardtronics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33864	76-0681190
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark Drive, Suite 400, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 308-4000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On April 27, 2016, Cardtronics, Inc. (the “Company”) announced a plan to change its parent company’s location of incorporation from Delaware to the United Kingdom.  In connection with the proposed change, the Company entered into an Agreement and Plan of Merger on April 27, 2016 (the “Merger Agreement”) with Cardtronics Group Limited, a newly formed private company incorporated under English law and currently a wholly-owned subsidiary of the Company which will be re-registered as an English public limited company and renamed “Cardtronics plc” or a similar name (“Cardtronics plc”), CATM Holdings LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of the Company, and CATM Merger Sub LLC, a newly formed Delaware limited liability company and wholly-owned subsidiary of the Company (“Cardtronics MergeCo”).  Under the Merger Agreement, Cardtronics MergeCo will merge (the “Merger”) with and into the Company with the Company surviving the Merger as an indirect, wholly-owned subsidiary of Cardtronics plc.

The Merger will result in each holder of the Company’s common stock receiving one ordinary share of Cardtronics plc for each share of the Company’s common stock held immediately prior to the Merger.

After the Merger, Cardtronics plc will own and continue to conduct the business of the Cardtronics group of companies in substantially the same manner as is currently being conducted by the Company and its subsidiaries.  The ordinary shares of Cardtronics plc are expected to be listed and traded on The NASDAQ Stock Market LLC (“NASDAQ”) under the symbol “CATM,” the same symbol under which shares of the Company’s common stock are currently listed and traded.  In addition, Cardtronics plc will remain subject to the U.S. Securities and Exchange Commission (the “SEC”) reporting requirements, the mandates of the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act and applicable corporate governance rules of NASDAQ, and Cardtronics plc will continue to report its consolidated financial results in U.S. dollars and in accordance with U.S. Generally Accepted Accounting Principles.

The Merger is subject to the approval of the adoption of the Merger Agreement by the stockholders of the Company at a special meeting of stockholders, which the Company expects to be held on or about June 28, 2016, and certain other closing conditions.   If the proposal to approve the adoption of the Merger Agreement is approved by the Company’s stockholders, the Company currently anticipates that the Merger will become effective early in the third quarter of 2016. The Company may postpone or abandon the Merger at any time prior to its completion, including after obtaining stockholder approval, because of, among other reasons, the Merger is no longer in the Company’s best interest or the best interest of its stockholders or as a result of an inability to satisfy all of the conditions to closing set forth in the Merger Agreement.

The foregoing description of the Merger Agreement, the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 and incorporated by reference herein.

Item 8.01.    Other Events.

On April 27, 2016, the Company issued a press release announcing the proposed plan to change its parent company’s location of incorporation from Delaware to the United Kingdom.  A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

On April 27, 2016, the Company sent an e-mail to its employees with respect to the proposed plan.  A form of the e-mail is filed as Exhibit 99.2 and incorporated by reference herein.

On April 27, 2016, the Company posted “Information About Cardtronics’ Redomicile” to its website with respect to the proposed plan.  A copy of the information is filed as Exhibit 99.3 and incorporated by reference herein.

On April 27, 2016, the Company established a microsite of investor information that includes an infographic and investor FAQs. A copy of the microsite outline, the infographic and the investor FAQs is filed as Exhibit 99.4 and incorporated by reference herein.

On or after April 27, 2016, the Company may send an e-mail to its business partners in connection with the proposed plan.  A copy of the form of email is filed as Exhibit 99.5 and incorporated by reference herein.

On or after April 27, 2016, the Company will issue a notice (the “Notice”) to holders of its outstanding 1.00% Convertible Senior Notes due 2020 (the “Notes”) of an anticipated Share Exchange Event (as such term is defined in the indenture governing the Notes).  A copy of the Notice is filed as Exhibit 99.6 and is incorporated by reference herein.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  These statements are identified by the use of the words “project,” “believe,” “estimate,” “expect,” “anticipate,” “intend,” “contemplate,” “foresee,” “would,” “could,” “plan,” and similar expressions that are intended to identify forward-looking statements, which are generally not historical in nature.  These forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effect on the Company.  While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting the Company will be those that are anticipated.  The Company’s forward-looking statements involve significant risks and uncertainties (some of which are beyond the Company’s control) and assumptions that could cause actual results to differ materially from the Company’s historical experience and present expectations or projections.  Known material factors that could cause actual results to differ materially from those in the forward-looking statements include:  the adoption of the Merger Agreement may not be approved by stockholders; the Board of Directors may choose to postpone or abandon the Merger at any time, including after stockholder approval; changes in U.S. or non-U.S. laws, including tax laws, that could effectively preclude the Company from completing the Merger or reduce or eliminate the benefits expected to be achieved from the Merger; an inability to satisfy all of the conditions to closing set forth in the Merger Agreement; an inability to realize expected benefits from the Merger or the occurrence of difficulties in connection with the Merger; and costs related to the Merger, which could be greater than expected.   Stockholders are cautioned not to place undue reliance on forward-looking statements contained in this report, which speak only as of the date of this report.  Forward-looking statements also are affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as amended, and those set forth from time-to-time in other filings with the SEC.  The Company undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

Important Additional Information Regarding the Merger Filed with the SEC

Cardtronics plc has filed with the SEC a registration statement on Form S-4, which contains a proxy statement/prospectus in connection with the proposed Merger, and each of the Company and Cardtronics plc may be filing other relevant materials with the SEC in connection with the transaction.  The Company urges its stockholders — including participants in its equity based incentive plans — and investors to read carefully the proxy statement/prospectus (and any other document that the Company or Cardtronics plc subsequently files with the SEC) before making any voting or investment decision about the proposed Merger Agreement because they contain important information about the Company, Cardtronics plc and the proposed Merger Agreement.  Stockholders and investors may obtain these documents, as well as other filings containing information about the Company and Cardtronics plc, for free at the SEC’s website, www.sec.gov, or at the Company’s website, www.cardtronics.com — under “Investor Relations.”   Stockholders may also obtain a copy of these documents free of charge by contacting the Company’s Investor Relations Department in writing at 3250 Briarpark Drive, Suite 400, Houston, Texas 77042 or by telephone at (832) 308-4975.

Participants in Solicitation

The Company, Cardtronics plc and their directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders with respect to the matters to be voted upon at the annual meeting.  Information about the directors and executive officers of the Company and their ownership in the Company is included in the proxy statement/prospectus filed with the SEC and the documents and information incorporated by reference therein.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials filed with the SEC.  Stockholders can obtain free copies of the documents by accessing the SEC’s and the Company’s website as described above.

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated April 27, 2016, by and among Cardtronics, Inc., Cardtronics Group Limited, CATM Merger Sub LLC, and CATM Holdings LLC (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Cardtronics plc on April 27, 2016 with the Securities and Exchange Commission).

99.1	Press release dated April 27, 2016.

99.2	Form of email to employees dated April 27, 2016.

99.3	Information About Cardtronics’ Redomicile dated April 27, 2016.

99.4	Microsite outline, infographic and investor FAQs dated April 27, 2016

99.5	Form of email to business partners.

99.6	Notice of Anticipated Share Exchange Event to the Holders of Cardtronics, Inc. 1.00% Convertible Senior Notes due 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardtronics, Inc.
Date: April 27, 2016

	By:	/s/ E. Brad Conrad
Name: E. Brad Conrad
Title: Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated April 27, 2016, by and among Cardtronics, Inc., Cardtronics Group Limited, CATM Merger Sub LLC, and CATM Holdings LLC (incorporated by reference to Annex A of the Registration Statement on Form S-4 filed by Cardtronics plc on April 27, 2016 with the Securities and Exchange Commission).

99.1	Press release dated April 27, 2016.

99.2	Form of email to employees dated April 27, 2016.

99.3	Information About Cardtronics’ Redomicile dated April 27, 2016.

99.4	Microsite outline, infographic and investor FAQs dated April 27, 2016

99.5	Form of email to business partners.

99.6	Notice of Anticipated Share Exchange Event to the Holders of Cardtronics, Inc. 1.00% Convertible Senior Notes due 2020.